                                                                    EXHIBIT 99.1

                                                           FOR IMMEDIATE RELEASE


[HARVEST LOGO]


                       HARVEST NATURAL RESOURCES ANNOUNCES
                           THIRD QUARTER 2003 RESULTS

                 o   THIRD QUARTER EARNINGS OF $0.91 PER SHARE
                 o   VENEZUELAN GAS PROJECT COMPLETE

     HOUSTON, Texas (November 6, 2003) - Harvest Natural Resources, Inc. (NYSE:
HNR) today announced net income of $33.8 million, or $0.91 per diluted share, for the quarter ended September 30, 2003. This includes the $33.3 million combined results of the gain on the sale of the Company's 34 percent equity investment in LLC Geoilbent and the outcome of an arbitration proceeding with the Company's former Chief Executive Officer. For the same period last year, the Company had net income of $12.1 million, or $0.33 per diluted share. Cash flows from operating activities before changes in operating assets and liabilities for the three months ended September 30, 2003 were $7.6 million compared with $16.9 million for the same period last year. (See attached Reconciliation of Non-GAAP Measures table.)

     Harvest net income for the nine months ended September 30, 2003 was $19.5 million, or $0.53 per diluted share. Net income for the nine months ending September 30, 2002 was $89.9 million, or $2.50 per diluted share. Cash flows from operating activities before changes in operating assets and liabilities for the nine months ended September 30, 2003 were $21.9 million compared with $39.6 million for the same period last year. (See attached Reconciliation of Non-GAAP Measures table.)

     Harvest President and Chief Executive Officer, Dr. Peter J. Hill, said, "The third quarter marks the end of our sole reliance on oil production as a source of revenue growth for Harvest Natural Resources. With the completion of our Venezuelan gas project and with pipeline throughput beginning next week, we have achieved our goal of transitioning the production profile of the Company to focus on the growth of higher value hydrocarbon production of both oil and gas. Repositioning the Company in this manner reduces our dependence on oil production and permits us to recover substantial natural gas reserves which have not been previously exploited."

     Oil production for the three months ending September 30, 2003 averaged 21,700 barrels per day compared with 29,500 barrels per day for the same period last year. Production for the nine months ending September 30, 2003 averaged 19,500 barrels per day compared with 28,300 barrels per day for the 2002 nine months period. The 2003 first quarter curtailments of production due to the Venezuelan national civil work stoppage and the disappointing well production from the Company's Bombal Field have negatively affected earnings and cash flow.

     Hill said, "Volumes from the natural gas project are expected to commence at 30 to 40 million cubic feet per day (MMcfpd), or 5,000 to 6,700 barrels of oil equivalent per day (Boepd), and gradually increase up to 70 MMcfd, or 11,700 Boepd, in 12 to 18 months. The project is on time and within budget and when fully operational will help resume our production growth enabling us to reach our 2003 year-end exit guidance of 30,000 to 35,000 Boepd."

     Hill added, "We intend to resume drilling in the Uracoa Field next year. The new drilling program will feature newly designed horizontal wells drilled higher in the oil column near the gas cap to both increase production and maximize the recovery of oil and gas."

     Hill continued, "We received the proceeds from the sale of our 34 percent equity investment in LLC Geoilbent in September. Cash proceeds from the sale after expenses are estimated to be approximately $67.5 million. The sale proceeds increase our cash balances to approximately $140 million which we intend to either redeploy to acquire growth opportunities in both Venezuela and Russia, retire debt or use for other corporate purposes."

     The Company will hold a conference call today at 10:00 a.m. CST during which management will discuss the Company's 2003 third quarter results. The conference leader will be Dr. Peter J. Hill, President and Chief Executive Officer. To access the conference call, dial 785-832-0301 five to ten minutes prior to the start time. A recording of the conference call will also be available for replay at 402-351-0787 until November 14, 2003.

     The conference call will also be transmitted over the Internet through the Company's web site at www.harvestnr.com. To listen to the live webcast, enter the web site fifteen minutes before the call to register, download and install any necessary audio software. For those who cannot listen to the live webcast, a replay will be available beginning shortly after the call, and will remain on the web site for approximately 90 days.

     Harvest Natural Resources, Inc. headquartered in Houston, Texas, is an independent oil and gas exploration and development company with principal operations in Venezuela and an office in Russia. For more information visit the Company's website at www.harvestnr.com.





CONTACT:
Steven W. Tholen
Senior Vice President, Chief Financial Officer
(281) 578-8020

This press release may contain "Forward-Looking Statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this release may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from the Company's expectations due to changes in operating performance, project schedules, oil and gas demands and prices, and other technical and economic factors.

================================================================================

                         HARVEST NATURAL RESOURCES, INC.
                           CONSOLIDATED BALANCE SHEETS
                             ($ millions, unaudited)

                                                              September 30,   December 31,
                                                                  2003           2002
                                                              -------------   ------------
ASSETS:
CURRENT ASSETS:
  Cash and equivalents                                          $  146.4       $   64.5
  Deposits and restricted cash                                        --            1.8
  Marketable securities                                               --           27.4
  Accounts receivable, net                                          38.8           35.4
  Commodity hedging contract                                         1.7             --
  Prepaid expenses and other                                         1.5            3.0
                                                                --------       --------
    Total current assets                                           188.4          132.1

OTHER ASSETS                                                         1.5            2.5

DEFERRED INCOME TAXES                                                4.9            4.1

INVESTMENTS IN AND ADVANCES TO AFFILIATED COMPANIES                   --           51.8

PROPERTY AND EQUIPMENT, net                                        180.4          144.8
                                                                --------       --------
      TOTAL ASSETS                                              $  375.2       $  335.3
                                                                ========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:
  Accounts payable                                              $    9.1       $    3.8
  Accrued expenses                                                  28.7           20.7
  Accrued interest                                                   3.4            1.4
  Income taxes payable                                              10.4            6.9
  Commodity hedging contract payable                                  --            0.4
  Current portion of long-term debt                                  5.1            1.9
                                                                --------       --------
    Total current liabilities                                       56.7           35.1

LONG TERM DEBT                                                      98.4          104.7

ASSET RETIREMENT PROVISION                                           1.8             --

COMMITMENTS AND CONTINGENCIES                                         --             --

MINORITY INTEREST                                                   27.6           24.1

STOCKHOLDERS' EQUITY:
  Common stock and paid-in capital                                 174.6          174.0
  Retained earnings                                                 19.7            0.2
  Accumulated other comprehensive loss                              (0.4)            --
  Treasury stock                                                    (3.2)          (2.8)
                                                                --------       --------
    Total stockholders' equity                                     190.7          171.4
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $  375.2       $  335.3
                                                                ========       ========

                         HARVEST NATURAL RESOURCES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         (in thousands except per BOE and per share amounts, unaudited)

THREE MONTHS ENDED:                                                    September 30, 2003         September 30, 2002
-------------------                                                    ------------------        --------------------
Barrels of oil sold                                                      1,993                      2,714

Average price/barrel                                                   $ 13.97                    $ 14.31
                                                                       -------     -------        -------     -------
                                                                       $            $/BOE         $            $/BOE
                                                                       -------     -------        -------     -------
REVENUES:
  Oil sales                                                            $27,834     $ 13.97        $38,841     $ 14.31

EXPENSES:
  Operating expenses                                                     7,715        3.87          8,841        3.26
  Depletion, depreciation and amortization                               5,610        2.81          6,177        2.28
  Impairments                                                              165        0.08          1,076        0.40
  General and administrative                                             4,605        2.31          3,929        1.45
  Arbitration settlement                                                 1,477        0.74             --          --
  Bad debt recovery                                                       (374)      (0.19)        (3,276)      (1.21)
  Taxes other than on income                                               839        0.42          1,167        0.43
                                                                       -------     -------        -------     -------
                                                                        20,037       10.04         17,914        6.61
                                                                       -------     -------        -------     -------
INCOME FROM OPERATIONS                                                   7,797        3.93         20,927        7.70
                                                                       -------     -------        -------     -------
OTHER NON-OPERATING INCOME (EXPENSE)
  Gain on sale of investments                                           34,422       17.27          1,006        0.37
  Investment income and other                                              285        0.14             (2)         --
  Interest expense                                                      (2,579)      (1.29)        (2,492)      (0.92)
  Net gain on exchange rates                                                 2          --            670        0.25
                                                                       -------     -------        -------     -------
                                                                        32,130       16.12           (818)      (0.30)
                                                                       -------     -------        -------     -------
INCOME FROM CONSOLIDATED COMPANIES BEFORE
  INCOME TAXES AND MINORITY INTERESTS                                   39,927       20.05         20,109        7.40
  Income tax expense                                                     3,603        1.81          6,612        2.44
                                                                       -------     -------        -------     -------
INCOME BEFORE MINORITY INTERESTS                                        36,324       18.24         13,497        4.96
  Minority interest in consolidated subsidiary companies                 1,367        0.69          2,590        0.95
                                                                       -------     -------        -------     -------
INCOME FROM CONSOLIDATED COMPANIES                                      34,957       17.55         10,907        4.01
  Equity in net earnings (losses) of affiliated companies               (1,164)      (0.58)         1,209        0.45
                                                                       -------     -------        -------     -------
NET INCOME                                                             $33,793     $ 16.97        $12,116     $  4.46
                                                                       =======     =======        =======     =======

NET INCOME PER COMMON SHARE:
  Basic                                                                $  0.96                    $  0.35
  Diluted                                                              $  0.91                    $  0.33
                                                                       -------                    -------
Weighted average shares outstanding:
  Basic                                                                   35.3  million              34.7  million
  Diluted                                                                 37.0  million              36.4  million


                         HARVEST NATURAL RESOURCES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         (in thousands except per BOE and per share amounts, unaudited)

NINE MONTHS ENDED:                                                  September 30, 2003          September 30, 2002
------------------                                                 ---------------------      ----------------------
Barrels of oil sold                                                  5,331                       7,724

Average price/barrel                                               $ 14.11                     $ 12.83
                                                                   -------                     -------
                                                                   $              $/BOE        $             $/BOE
                                                                   -------       -------       -------       -------
REVENUES:
  Oil sales                                                        $75,800        $14.22       $99,110       $ 12.83
  Ineffective hedge activity                                          (565)        (0.11)           --            --
                                                                   -------       -------       -------       -------
                                                                    75,235         14.11        99,110         12.83
                                                                   -------       -------       -------       -------
EXPENSES:
  Operating expenses                                                23,713          4.45        24,696          3.20
  Depletion, depreciation and amortization                          14,835          2.78        20,951          2.71
  Impairments                                                          165          0.03        14,503          1.88
  General and administrative                                        11,576          2.17        12,532          1.62
  Arbitration settlement                                             1,477          0.28
  Bad debt recovery                                                   (374)        (0.07)       (3,276)        (0.42)
  Taxes other than on income                                         2,457          0.46         2,974          0.39
                                                                   -------       -------       -------       -------
                                                                    53,849         10.10        72,380          9.38
                                                                   -------       -------       -------       -------
INCOME FROM OPERATIONS                                              21,386          4.01        26,730          3.45
                                                                   -------       -------       -------       -------
OTHER NON-OPERATING INCOME (EXPENSE)
  Gain on sale of investments                                       34,422          6.46       144,064         18.65
  Gain on early extinguishment of debt                                  --            --           874          0.11
  Investment income and other                                          917          0.17         1,632          0.21
  Interest expense                                                  (7,889)        (1.48)      (13,501)        (1.75)
  Net gain on exchange rates                                           527          0.10         5,102          0.66
                                                                   -------       -------       -------       -------
                                                                    27,977          5.25       138,171         17.88
                                                                   -------       -------       -------       -------
INCOME FROM CONSOLIDATED COMPANIES
  BEFORE INCOME TAXES AND MINORITY INTERESTS                        49,363          9.26       164,901         21.33
  Income tax expense                                                 7,763          1.46        68,105          8.82
                                                                   -------       -------       -------       -------
INCOME BEFORE MINORITY INTERESTS                                    41,600          7.80        96,796         12.51
  Minority interest in consolidated subsidiary companies             3,469          0.65         6,001          0.78
                                                                   -------       -------       -------       -------
INCOME FROM CONSOLIDATED COMPANIES                                  38,131          7.15        90,795         11.73
  Equity in net losses of affiliated companies                     (18,592)        (3.49)         (876)        (0.11)
                                                                   -------       -------       -------       -------
NET INCOME                                                         $19,539       $  3.66       $89,919       $ 11.62
                                                                   =======       =======       =======       =======
NET INCOME PER COMMON SHARE:
  Basic                                                            $  0.55                     $  2.60
  Diluted                                                          $  0.53                     $  2.50
                                                                   -------                     -------
Weighted average shares outstanding:
  Basic                                                               35.3  million               34.5  million
  Diluted                                                             36.8  million               36.4  million

                         HARVEST NATURAL RESOURCES, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands, unaudited)

                                                               Three Months Ended            Nine Months Ended
                                                                  September 30,                September 30,
                                                              ----------------------       ---------------------
                                                                 2003          2002           2003         2002
                                                              --------      --------       --------     --------
Cash Flows From Operating Activities:
  Net income                                                  $ 33,793      $ 12,114       $ 19,539     $ 89,919
  Adjustments to reconcile net income to net cash                                 --
    provided by operating activities:                                             --
     Depletion, depreciation and amortization                    5,610         6,177         14,835       20,951
     Impairments                                                   165         1,076            165       14,503
     Amortization of financing costs                               141            94            421        1,558
     Gain on disposal of assets                                (34,422)       (1,087)       (34,422)    (144,064)
     Gain on early extinguishment of debt                           --            --             --         (874)
     Equity in earnings of affiliated companies                  1,164        (1,209)        18,592          876
     Allowance and write off of employee notes
       and accounts receivable                                    (322)       (3,204)          (219)      (3,040)
     Non-cash compensation-related charges                          84           379            207          882
     Minority interest in undistributed earnings
       of subsidiaries                                           1,367         2,590          3,469        6,001
     Deferred income taxes                                          --           (55)          (667)      52,866
  Changes in operating assets and liabilities:                                    --
     Accounts and notes receivable                               1,069        (6,566)        (3,277)     (12,573)
     Prepaid expenses and other                                    464           943          1,516       (1,029)
     Put Option                                                  2,300            --         (2,300)          --
     Accounts payable                                            5,764        (6,298)         5,270       (3,728)
     Accrued expenses                                           (8,127)        2,797          5,437       (7,688)
     Accrued interest payable                                    1,973         1,895          2,007         (488)
     Asset Retirement Liability                                   (472)           --          1,766           --
     Commodity hedging contract payable                             --            --           (430)          --
     Income taxes payable                                        2,423         5,629          3,488       13,090
                                                              --------      --------       --------     --------
     Net Cash Provided By Operating Activities                  12,974        15,275         35,397       27,162
                                                              --------      --------       --------     --------
Cash Flows From Investing Activities:
  Proceeds from sale of properties and investments              69,998            --         69,998      189,841
  Partial payment on sale of equity interest                        --            --             --           --
  Additions of property and equipment                          (15,438)      (12,145)       (50,888)     (32,860)
  Investment in and advances to affiliated companies             2,845           513          2,328        9,226
  Increase in restricted cash                                       --        (2,800)            --       (2,800)
  Decrease in restricted cash                                       --            --          1,800           --
  Purchases of marketable securities                                --       (72,549)      (256,058)    (119,191)
  Maturities of marketable securities                               --        73,050        283,446      106,800
                                                              --------      --------       --------     --------
     Net Cash Provided By (Used In) Investing Activities        57,405       (13,931)        50,626      151,016
                                                              --------      --------       --------     --------
Cash Flows From Financing Activities:
  Net proceeds from exercise of stock options                      361           595            520        2,436
  Repurchase of common stock                                        --            --           (404)          --
  Payments on short term borrowings and notes payable             (300)         (435)        (3,067)    (131,488)
  (Increase) Decrease in other assets                             (841)           18         (1,203)          81
                                                              --------      --------       --------     --------
     Net Cash Provided by (Used in) Financing Activities          (780)          178         (4,154)    (128,971)
                                                              --------      --------       --------     --------
     Net Increase in Cash                                       69,599         1,522         81,869       49,207
Cash and Cash Equivalents at Beginning of Period                76,771        56,709         64,501        9,024
                                                              --------      --------       --------     --------
Cash and Cash Equivalents at End of Period                    $146,370      $ 58,231       $146,370     $ 58,231
                                                              ========      ========       ========     ========

                         HARVEST NATURAL RESOURCES, INC.
                       RECONCILIATION OF NON-GAAP MEASURES
                             ($ millions, unaudited)

                                                     Three Months Ended September 30,      Nine Months Ended September 30,
                                                    ----------------------------------    ----------------------------------
                                                          2003               2002               2003              2002
                                                    ----------------   ---------------    ----------------  ----------------
                                                    Before    After    Before    After    Before    After    Before    After
                                                     Tax       Tax      Tax       Tax       Tax      Tax      Tax       Tax
                                                    ------   ------    ------   ------    ------   ------   -------   ------
Net income                                                   $ 33.8              $12.1             $ 19.5             $ 89.9
The following items are included in net income
  and affect comparability between periods
Gain on sale of investments                         $(34.4)   (34.4)   $(1.0)     (1.0)   $(34.4)   (34.4)  $(144.1)   (93.7)
Impairments                                                                                                    14.5     14.5
Arbitration settlement                                 1.5      1.5                          1.5      1.5
Bad debt recovery                                     (0.4)    (0.4)    (3.3)     (3.3)     (0.4)    (0.4)    (3.3)     (3.3)
Impairment - LLC Geoilbent equity                                                           17.0     17.0
                                                             ------              -----             ------             ------
                                                             $  0.5              $ 7.8             $  3.2             $  7.4
                                                             ======              =====             ======             ======

     Harvest Natural net income for the three months ended September 30, 2003 was $33.8 million, or $0.91 per diluted share including a gain of $34.4 million on the sale of the Company's 34 percent equity investment in LLC Geoilbent and the net results of a bad debt recovery and arbitration proceeding with the Company's former Chief Executive Officer. For the same period last year, the Company had net income $12.1 million, or $0.33 per diluted share, including a $3.3 million partial recovery of a bad debt which had been previously expensed by the Company and a $1.0 million adjustment to the gain on sale of Arctic Gas.

     Harvest net income for the nine months ended September 30, 2003 was $19.5 million, or $0.53 per diluted share, including $17.0 million impairment of LLC Geoilbent in the first quarter and the adjustments described above. Net income for the nine months ending September 30, 2002 was $89.9 million, or $2.50 per diluted share, and included a gain on the Company's sale of its interest in Arctic Gas of $144.1 million and a $3.3 million partial recovery of a bad debt offset, in part, by a $14.5 million impairment of an exploration property located in South China Sea.


             RECONCILIATION TO CASH FLOWS FROM OPERATING ACTIVITIES
               BEFORE CHANGES IN OPERATING ASSETS AND LIABILITIES

                                                          Three Months Ended      Nine Months Ended
                                                             September 30,          September 30,
                                                          ------------------    --------------------
                                                           2003         2002     2003           2002
                                                          -----        -----    -----          -----
Net cash provided by operating activities                 $13.0        $15.3    $35.4          $27.2
Less: changes in operating assets and liabilities          (5.4)         1.6    (13.5)          12.4
                                                          -----        -----    -----          -----
Cash flows from operating activities before
  changes in operating assets and liabilities             $ 7.6        $16.9    $21.9          $39.6
                                                          =====        =====    =====          =====